EXHIBIT 4.1
                                   -----------

Revere Federal Savings & Loan Association Employees' Savings and Profit Sharing Plan, as amended and restated, effective as of October 1, 1998.

ADOPTION AGREEMENT
--------------------------------------------------------------------------------
                                   FOR REVERE FEDERAL SAVINGS & LOAN ASSOCIATION
                              EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST
                                                                 CLIENT NO. A13.







                                                               [GRAPHIC OMITTED]

                               ADOPTION AGREEMENT
                                       FOR
                    REVERE FEDERAL SAVINGS & LOAN ASSOCIATION
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST



Name of Employer:   Revere Federal Savings & Loan Association
                   -------------------------------------------------------------

Address:            310 Broadway - P.O. Box 509, Revere, MA 02151-0005
                   -------------------------------------------------------------

Telephone Number:   (781) 284-7777      FAX: (781) 289-8066
                   -------------------------------------------------------------

Contact Person:     Mr. James J. McCarthy, President/CEO
                   -------------------------------------------------------------

Name of Plan:       Revere Federal Savings & Loan Association Employees' Savings
                    ------------------------------------------------------------
                           & Profit Sharing Plan and Trust
                           -------------------------------




THIS ADOPTION AGREEMENT, upon execution by the Employer and the Trustee, and subsequent approval by a duly authorized representative of Pentegra Services, Inc. (the "Sponsor"), together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust Agreement (the "Agreement"), shall constitute the Revere Federal Savings & Loan Association Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The terms and provisions of the Agreement are hereby incorporated herein by this reference; provided, however, that if there is any conflict between the Adoption Agreement and the Agreement, this Adoption Agreement shall control.

The elections hereinafter made by the Employer in this Adoption Agreement may be changed by the Employer from time to time by written instrument executed by a duly authorized representative thereof; but if any other provision hereof or any provision of the Agreement is changed by the Employer other than to satisfy the requirements of Section 415 or 416 of the Internal Revenue Code of 1986, as amended (the "Code"), because of the required aggregation of multiple plans, or if as a result of any change by the Employer the Plan fails to obtain or retain its tax-qualified status under Section 401(a) of the Code, the Employer shall be deemed to have amended the Plan evidenced hereby and by the Agreement into an individually designed plan, in which event the Sponsor shall thereafter have no further responsibility for the tax-qualified status of the Plan. However, the Sponsor may amend any term, provision or definition of this Adoption Agreement or the Agreement in such manner as the Sponsor may deem necessary or advisable from time to time and the Employer and the Trustee, by execution hereof, acknowledge and consent thereto. Notwithstanding the foregoing, no amendment of this Adoption Agreement or of the Agreement shall increase the duties or responsibilities of the Trustee without the written consent thereof.

 I.  EFFECT OF EXECUTION OF ADOPTION AGREEMENT

     The Employer, upon execution of this Adoption Agreement by a duly authorized representative thereof, (choose 1 or 2):

     1.     Establishes  as a  new  plan  the  Revere  Federal  Savings  &  Loan
       ---- Association Employees' Savings & Profit Sharing Plan and Trust, effective _________________ , 19__ (the "Effective Date").

     2. X   Amends  its  existing  defined  contribution  plan  and  trust  (The
       ----                                                                  ---
            Financial  Institutions  Thrift  Plan as Adopted  by Revere  Federal
            --------------------------------------------------------------------
            Savings & Loan Association ) dated January 1, 1992,  in its entirety
            ---------------------------        ----------------
            into  the  Revere  Federal  Savings  & Loan  Association  Employees'
            Savings & Profit Sharing Plan and Trust, effective October 1, 1998,
                                                               -----------------
            except  as  otherwise  provided  herein  or in  the  Agreement  (the
            "Effective Date").

II.  DEFINITIONS

     A.   Employer

          1.   "Employer," for purposes of the Plan, shall mean:
                          Revere Federal Savings & Loan Association
                 ---------------------------------------------------------------

          2.   The Employer is (choose whichever may apply):

               (a)  X       A member of a controlled group of corporations under
                   ----     Section 414(b) of the Code.

               (b)          A member of a group of entities under common control
                   ----     under Section 414(c) of the Code.

               (c)          A  member  of  an  affiliated  service  group  under
                   ----     Section 414(m) of the Code. (d) A corporation.

               (e)          A sole proprietorship or partnership.
                   ----
               (f)          A Subchapter S corporation.
                   ----

          3.   Employer's Taxable Year Ends on ________________.

          4.   Employer's Federal Taxpayer Identification Number is 04 -2195046.
                                                                    ------------

          5.   Employer's Plan Number is (enter 3-digit number) 002.
                                                                ---
     B.   "Entry Date" means the first day of the (choose 1 or 2):

          1.     X       Calendar  month  coinciding  with or next following the
               -----     date   the   Employee    satisfies   the    Eligibility
                         requirements described in Section III.

          2. Calendar quarter (January 1, April 1, July 1, October ----- 1) coinciding with or next following the date the
                         Employee satisfies the Eligibility requirements described in Section III.

     C.   "Member" means an Employee enrolled in the membership of the Plan.

     D.   "Normal Retirement Age" means (choose 1 or 2):

          1.     X       Attainment  of age 65  (select  an age not less than 55
               -----                        --
                         and not greater than 65).

          2.   -----     Later of:  (i)  attainment  of age 65 or (ii) the fifth
                         anniversary   of  the   date   the   Member   commenced
                         participation in the Plan.

     E. "Normal Retirement Date" means the first day of the first calendar month coincident with or next following the date upon which a Member attains his or her Normal Retirement Age.

     F. "Plan Year" means the twelve (12) consecutive month period ending on 12/31 (month/day).
          -----

     G.   "Salary" for benefit purposes under the Plan means (choose 1, 2 or 3):

          1.     X       Total  taxable  compensation  as  reported  on Form W-2
               -----     (exclusive  of any  compensation  deferred from a prior
                         year).

          2.             Basic Salary only.
               -----

          3.             Basic Salary plus one or more of the following (if 3 is
               ----- chosen, then choose (a), (b), (c) or (d), whichever shall apply):

                         (a)     Commissions  not in excess of $____________
                             ---
                         (b)     Commissions  to the extent  that  Basic  Salary
                             --- plus Commissions do not exceed $___________

                         (c)     Overtime
                             ---
                         (d)     Overtime and bonuses
                             ---

          Note: Member pre-tax contributions to a Section 401(k) plan are always included in Plan Salary.

                         Member pre-tax contributions to a Section 125 cafeteria plan are also to be included in Plan Salary, unless the Employer elects to exclude such amounts by checking this line ____.


III.  ELIGIBILITY REQUIREMENTS

      A. All Employees shall be eligible to participate in the Plan in accordance with the provisions of Article II of the Plan, except the following Employees shall be excluded (choose whichever shall apply):

          1.             Employees who have not attained age 21.
              -----
                                        3

          2.    X        Employees  who have  not,  during  the ___  consecutive
              -----      month  period  (1-11,  12  or  24)  beginning  with  an
                         Employee's Date of Employment, Date of Reemployment or any anniversary thereof.

                         Note: Employers which permit Members to make pre-tax elective deferrals to the Plan (see V.A.3.) may not elect a 24 month eligibility period.

          3.    X        Employees  included in a unit of Employees covered by a
              -----      collective bargaining agreement, if retirement benefits
                         were the subject of good faith bargaining between the Employer and Employee representatives.

          4.    X        Employees who are nonresident aliens and who receive no
              -----      earned  income  from  the  Employer  which  constitutes
                         income from sources within the United States.

          5.             Employees     included    in    the    following    job
              -----      classifications:

                         (a)      Hourly Employees
                             ----
                         (b)      Salaried Employees
                             ----

          6.             Employees  of  the   following   employers   which  are
              ----- aggregated under Section 414(b), 414(c) or 414(m) of the Code:

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------




      Note: If no entries are made above, all Employees shall be eligible to participate in the Plan on the later of: (i) the Effective Date or
             (ii) the first day of the calendar month or calendar quarter (as designated by the Employer in Section II.D.) coinciding with or immediately following the Employee's Date of Employment or, as applicable, Date of Reemployment.

      B. Such Eligibility Computation Period established above shall be applicable to (choose 1 or 2):

             1.  X     Both present and future Employees.
                ----

             2.        Future Employees only.
                ----

      C. Such Eligibility requirements established above shall be (choose 1 or 2):

             1.       Applied to the designated  Employee group on and after the
                ----  Effective Date of the Plan.

             2.       Waived for the _____  consecutive  monthly period (may not
                ----  exceed 12) beginning on the Effective Date of the Plan.

IV.   HOURS OF EMPLOYMENT AND PRIOR EMPLOYMENT CREDIT

      A. The number of Hours of Employment with which an Employee or Member is credited shall be (choose 1 or 2):

             1.  X    The actual number of Hours of Employment. (Hour of Service
                ----  Method)


             2.       190 Hours of  Employment  for every  month of  Employment.
                ----  (Equivalency Method)

             Note: This election is relevant if you selected an eligibility requirement under III.A.2. or a vesting schedule under VIII.A. other than immediate vesting.

      B.     Prior Employment Credit:

                ---- Employment with the following entity or entities shall be included for eligibility and vesting purposes:

                Note: If this  Plan is a  continuation  of a  Predecessor  Plan, service under the Predecessor Plan shall be counted as Employment under this Plan.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


V.    CONTRIBUTIONS

      Note: Annual Member pre-tax elective deferrals, Employer matching contributions, Employer basic contributions, Employer supplemental contributions, Employer profit sharing contributions and Employer Qualified Non-Elective contributions, in the aggregate, may not exceed 15% of all Members' Salary (excluding from Salary Member pre-tax elective deferrals).

      A. Employee Contributions (fill in 1 and/or 6 if applicable; choose 2 or 3; 4 or 5):

           1.  X   The maximum amount of monthly contributions a Member may make
              ---- to the Plan is 15 % (1-20) of the Member's monthly Salary.
                                  ----

           2.  X   A Member may make  pre-tax  elective  deferrals  to the Plan,
              ---- based on multiples of 1% of monthly Salary.

           3.      A Member may not make pre-tax elective deferrals to the Plan.
              ----

           4. A Member may make after-tax contributions to the Plan, based ---- on multiples of 1% of monthly Salary.

           5.  X   A Member may not make after-tax contributions to the Plan.
              ----

           6.  X   An Employee may allocate a rollover  contribution to the Plan
              ---- prior to satisfying the  Eligibility  requirements  described above.

      B.   A Member may change his or her contribution rate (choose 1, 2 or 3):

           1.  X     1 time per pay period.
              ----
           2.        1 time per calendar month.
              ----
           3.        1 time per calendar quarter.
              ----

      C. Employer Matching Contributions (fill in 1 if applicable; and choose 2, 3, 4 or 5):

           1. The Employer matching contributions under 2, 3 or 4 below shall be based on the Member's contributions not in excess of 10% (1-20
                                                                      ---
              but not in excess of the percentage specified in A.1. above) of the Member's Salary.

           2.  X   The Employer  shall  allocate to each  contributing  Member's
              ---- Account an amount equal to 50% (based on 1%  increments  not
                                              ---
                   to exceed 200%) of the Member's contributions for that month.

                   *Note: The Employer matching contributions can be made in cash or in kind.

           3. The Employer shall allocate to each contributing Member's ---- Account an amount determined in accordance with the following schedule:

                          Years of Employment                     Matching %
                          -------------------                     ----------
                       Less than 3                                   50%
                       At least 3, but less than 5                   75%
                       5 or more                                    100%

           4. The Employer shall allocate to each contributing Member's ---- Account an amount determined in accordance with the following schedule:

                          Years of Employment                     Matching %
                          -------------------                     ----------
                        Less than 3                                 100%
                        At least 3, but less than 5                 150%
                        5 or more                                   200%

           5.      No Employer matching contributions will be made to the Plan.
              ----
      D.   Employer Basic Contributions (choose 1 or 2): N/A

           1. The Employer shall allocate an amount equal to % (based on 1% ---- increments not to exceed 15%) of Member's Salary for the month to (choose (a) or (b)):

                   (a) The Accounts of all Members

                   (b) The Accounts of all Members who were employed with the Employer on the last day of such month.

           2.      No Employer basic contributions will be made to the Plan.
              ----

      E.   Employer Supplemental Contributions:

           The Employer may make supplemental contributions for any Plan Year in accordance with Section 3.7 of the Plan.

      F.   Employer Profit Sharing Contributions (Choose 1, 2, 3, 4, or 5): N/A

           1. ---- No Employer Profit Sharing Contributions will be made to the Plan.

           Non-Integrated Formula
           ----------------------

           2. ---- Profit sharing contributions shall be allocated to each Member in the same ratio as each Member's Salary during such Contribution Determination Period bears to the total of such Salary of all Members.

           3. ---- Profit  sharing  contributions  shall  be  allocated  to each
                   Member in the same ratio as each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) bears to the total of such Salary of all Members.

           Integrated Formula
           ------------------

           4. ---- Profit sharing contributions shall be allocated to each Member's Account in a uniform percentage (specified by the Employer as _______%) of each Member's Salary during the Contribution Determination Period up to the Social Security Taxable Wage Base as defined in Section _____ of the Plan
                   ("Base Salary") for the Plan Year that includes such Contribution Determination Period, plus a uniform percentage(specified by the Employer as _______%) of each Member's Salary for the Contribution Determination Period in excess of the Social Security Taxable Wage Base ("Excess Salary") for the Plan Year that includes such Contribution Determination Period, in accordance with Article III of the Plan.

           5. ---- Profit sharing contributions shall be allocated to each Member's Account in a uniform percentage (specified by the Employer as _______%) of each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any, up to the Base Salary for the Plan Year that includes such Contribution Determination Period, plus a uniform percentage (specified by the Employer as _______%) of each Member's Excess Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) in accordance with
                   Article III of the Plan.

      G.   Allocation of Employer Profit Sharing Contributions: N/A

           In accordance with Section V, G above, a Member shall be eligible to share in Employer Profit Sharing Contributions, if any, as follows (choose 1 or 2):

           1. ---- A Member shall be eligible for an allocation of Employer Profit Sharing Contributions for a Contribution Determination Period in all events.

           2. ---- A Member shall be eligible for an allocation of Employer Profit Sharing Contributions for a Contribution Determination Period only if he or she (choose (a), (b) or (c) whichever shall apply):

                   (a) ---- is  employed  on the  last  day of the  Contribution
                            Determination Period or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                   (b) ---- completed   1,000   Hours  of   Employment   if  the
                            Contribution Determination Period is a period of 12 months (250 Hours of Employment if the Contribution Determination Period is a period of 3 months) or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                   (c) ---- is  employed  on the  last  day of the  Contribution
                            Determination Period and, if such period is 12 months, completed 1,000 Hours of Employment (250 Hours of Employment if the Contribution Determination Period is a period of 3 months) or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

      H. "Contribution Determination Period" for purposes of determining and allocating Employer profit sharing contributions means (choose 1,2, 3
           or 4):         N/A

           1.      The Plan Year.
              ----

           2. ---- The Employer's Fiscal Year (defined as the Plan's "limitation year") being the twelve (12) consecutive month period commencing _________________(month/day) and ending _____________(month/day).

           3. The three (3) consecutive monthly periods that comprise each ---- of the Plan Year quarters.

           4. The three (3) consecutive monthly periods that comprise each ---- of the Employer's Fiscal Year quarters. (Employer's Fiscal
                   Year is the twelve (12) consecutive  month period  commencing
                   ________________         (month/day)        and        ending
                   ______________(month/day).)

      I.   Employer Qualified Nonelective Contributions:

           The Employer may make qualified nonelective contributions for any Plan Year in accordance with Section 3.9 of the Plan.

VI.   INVESTMENT FUNDS

      The Employer hereby appoints Barclays Global Investors, N.A. to serve as Investment Manager under the Plan.

      The Employer hereby selects the following Investment Funds to be made available under the Plan (choose whichever shall apply) and consent to the lending of securities by such funds to brokers and other borrowers. The Employer agrees and acknowledges that the selection of Investment Funds made in this Section VI is solely its responsibility, and no other person, including the Sponsor or Investment Manager, has any discretionary authority or control with respect to such selection process. The Employer hereby holds Investment Manager harmless from, and indemnifies it against, any liability Investment Manager may incur with respect to such Investment Funds so long as Investment Manager is not negligent and has not breached its fiduciary duties.

      1.     X       S&P 500 Stock Fund
           ----

      2.     X       Stable Value Fund
           ----

      3.     X       S&P MidCap Stock Fund
           ----

      4.     X       Money Market Fund
           ----

      5.     X       Government Bond Fund
           ----

      6.     X       International Stock Fund
           ----

      7.     X       Asset Allocation Funds (3)
           ----
                     o   Income Plus
                     o   Growth & Income
                     o   Growth

      8.     X       Revere Federal Savings & Loan Association  Stock Fund (the
           ----      "Employer Stock Fund")

      9.             (Name of Employer)  Certificate of Deposit Fund
           ----

VII.  EMPLOYER SECURITIES

      A.   If the Employer  makes  available an Employer  Stock Fund pursuant to
           Section VI of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):

           1. X Each Member shall be entitled to direct the Plan ---- Administrator as to the voting and tender offer rights involving Employer Stock held in such Member's Account, and the Plan Administrator shall follow or cause the Trustee to follow such directions. If a Member fails to provide the Plan
                   Administrator with directions as to voting or tender offer rights, the Plan Administrator shall exercise those rights as it determines in its discretion and shall direct the Trustee accordingly.

           2. ---- The Plan Administrator shall direct the Trustee as to the voting of all Employer Stock and as to all rights in the event of a tender offer involving such Employer Stock.

VIII. INVESTMENT DIRECTION

      A. Members shall be entitled to designate what percentage of employee contributions and employer contributions made on their behalf will be invested in the various Investment Funds offered by the Employer as specified in Section VI of this Adoption Agreement; provided, however, that the following portions of a Member's Account must be invested in the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund (choose whichever shall apply): N/A

           1.      Employer Profit Sharing Contributions
              ----
           2.      Employer Matching Contributions
              ----
           3.      Employer Basic Contributions
              ----
           4.      Employer Supplemental Contributions
              ----
           5.      Employer Qualified Nonelective Contributions
              ----

      B. Amounts invested in the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund may not be transferred to any other Investment Fund.

           1. Notwithstanding this election in B, a Member may transfer ---- such amounts upon (choose whichever may apply):

                   (a)      the attainment of   age _____ (insert 45 or greater)
                       ----

                   (b)      the completion of _____ (insert 10 or  greater)years
                       ---- of employment

                   (c)      the attainment of age plus years of employment equal
                       ---- to _____ (insert 55 or greater)

      C. A Member may change his or her investment direction (choose 1,2, or 3):

           1.   X  1 time per business day.
              ----

           2.      1 time per calendar month.
              ----

           3.      1 time per calendar quarter.
              ----

      D.   If a Member  fails to make an  effective  investment  direction,  the
           Member's contributions and employer contributions made on the Member's behalf shall be invested in Money Market Fund (insert one of
                                                -----------------
           the Investment Funds selected in Section VI of this Adoption Agreement).


IX.   VESTING SCHEDULES; YEARS OF EMPLOYMENT FOR VESTING PURPOSES

      A.   (Choose 1, 2, 3, 4, 5, 6 or 7)



                             Schedule                       Years of Employment                      Vested %
                             --------                       -------------------                      --------
            1.      X       Immediate                        Upon Enrollment                           100%
                  -----


                             Schedule                       Years of Employment                      Vested %
                             --------                       -------------------                      --------

            2.              2-6 Year Graded                  Less than 2                                 0%
                 -----                                       2 but less than 3                          20%
                                                             3 but less than 4                          40%
                                                             4 but less than 5                          60%
                                                             5 but less than 6                          80%
                                                             6 or more                                 100%

            3.              5-Year Cliff                     Less than 5                                 0%
                                                             5 or more                                 100%
                 -----
            4.              3-Year Cliff                     Less than 3                                 0%
                                                             3 or more                                 100%
                 -----

            5.              4-Year Graded                    Less than 1                                 0%
                                                             1 but less than 2                          25%
                 -----                                       2 but less than 3                          50%
                                                             3 but less than 4                          75%
                                                             4 or more                                 100%

            6.              3-7 Year Graded                  Less than 3                                 0%
                 -----                                       3 but less than 4                          20%
                                                             4 but less than 5                          40%
                                                             5 but less than 6                          60%
                                                             6 but less than 7                          80%
                                                             7 or more                                 100%

            7.              Other                            Less than                                   0%
                 -----                                                 -----
                                                                   but less than                          %
                                                             -----               -----               -----
                                                                   but less than                          %
                                                             -----               -----               -----
                                                                   but less than                          %
                                                             -----               -----               -----
                                                                   but less than                          %
                                                             -----               -----               -----
                                                                   or more                             100%
                                                             -----


      B. With respect to the schedules listed above, the Employer elects (choose 1, 2, 3 and 4; or 5):

           1.   Schedule A-1 solely with respect to Employer matching contributions.
                         ---
           2.   Schedule     solely with respect to Employer basic contributions.
                         ---
           3.   Schedule     solely with respect to Employer supplemental contributions.
                         ---
           4.   Schedule     solely with respect to Employer profit sharing contributions.
                         ---
           5.   Schedule     with respect to all Employer contributions.
                         ---

                                       11

           NOTE: Notwithstanding any election by the Employer to the contrary, each Member shall acquire a 100% vested interest in his Account attributable to all Employer contributions made to the Plan upon the earlier of (i) attainment of Normal Retirement Age, (ii) approval for disability or (iii) death. In addition, a Member shall at all times have a 100% vested interest in the Employer Qualified Non-Elective Contributions, if any, and in the pre-tax elective deferrals and nondeductible after-tax Member Contributions.


      C.   Years of Employment Excluded for Vesting Purposes

           The following Years of Employment shall be disregarded for vesting purposes (choose whichever shall apply):

           1.  X   Years of  Employment  during any period in which  neither the
             ----- Plan nor any predecessor plan was maintained by the Employer.

           2.      Years of Employment of a Member prior to attaining age 18.
             -----


 X.   WITHDRAWAL PROVISIONS

      A. The following portions of a Member's Account will be eligible for in-service withdrawals, subject to the provisions of Article VII of the Plan (choose whichever shall apply):

          1.      Employee after-tax contributions and the earnings thereon. N/A
            ----
                  In-service withdrawals permitted only in the event of (choose whichever shall apply):

                  (a)     Hardship.
                     ----
                  (b)     Attainment of age 59 1/2.
                     ----

           2. X   Employee pre-tax  elective deferrals and the earnings thereon.
             ----

                  Note: In-service withdrawals of all employee pre-tax elective deferrals and earnings thereon as of December 31, 1988 are permitted only in the event of hardship or attainment of age 59 1/2. In-service withdrawals of earnings after December 31, 1988 are permitted only in the event of attainment of age 59 1/2.

           3. X   Employee rollover contributions and the earnings thereon.
             ----
                  In-service withdrawals permitted only in the event of (choose whichever shall apply):

                  (a)      Hardship.
                      ----
                  (b)      Attainment of age 59 1/2.
                      ----
                                       12

           4. X   Employer  matching  contributions  and the  earnings  thereon.
             ---- In-service  withdrawals permitted only in the event of (choose whichever shall apply):

                  (a)      Hardship.
                      ----

                  (b)      Attainment of age 59 1/2.
                      ----

           5.     Employer basic contributions and the earnings thereon.
             ----
                  In-service withdrawals permitted only in the event of (choose whichever shall apply):

                  (a)      Hardship.
                      ----
                  (b)      Attainment of age 59 1/2.
                      ----

           6.     Employer supplemental contributions and the earnings thereon.
             ----

                  In-service withdrawals permitted only in the event of (choose whichever shall apply):

                  (a)      Hardship.
                      ----
                  (b)       Attainment of age 59 1/2.
                      ----

           7.     Employer  profit  sharing   contributions   and  the  earnings
             ---- thereon.

                  In-service withdrawals permitted only in the event of (choose whichever shall apply):

                  (a)      Hardship.
                      ----

                  (b)      Attainment of age 59 1/2.
                      ----

           8. Employer qualified nonelective contributions and earnings ---- thereon.

                  Note: In-service withdrawals of all employer qualified nonelective contributions and earnings thereon are permitted only in the event of attainment of age 59 1/2

           9.---- No in-service withdrawals shall be allowed.

      B. Notwithstanding any elections made in Subsection A of this Section X above, the following portions of a Member's Account shall be excluded from eligibility for in-service withdrawals (choose whichever shall
           apply):         N/A

           1. Employer contributions, and the earnings thereon, credited to ---- the Employer Stock Fund or, if applicable, the Employer
                  Certificate of Deposit Fund.

           2. All contributions and/or deferrals, and the earnings thereon, ---- credited to the Employer Stock Fund or, if applicable, the
                  Employer Certificate of Deposit Fund.

           3.     Other:________________________________________________________
             ----
                                       13

XI.    DISTRIBUTION OPTION (CHOOSE WHICHEVER SHALL APPLY)

       1.      Lump Sum and partial lump sum payments only.
          ----
       2. X Lump Sum and partial lump sum payments plus one or more of the ---- following (choose (a) and /or (b)):

               (a)   X  Installment payments.
                   ----

               (b)      Annuity payments.
                   ----

       3.   X  Distributions in kind of Employer Stock.
          ----

XII. LOAN PROGRAM (CHOOSE 1, 2 OR 3)

       1.      No loans will be permitted from the Plan.
          ----
       2.   X  Loans will be permitted from the Member's Account.
          ----
       3. Loans will be permitted from the Member's Account, EXCLUDING ---- (choose whichever shall apply):


               (a)      Employer Profit sharing contributions and the earnings thereon.
                   ----
               (b)      Employer matching contributions and the earnings thereon.
                   ----
               (c)      Employer basic contributions and the earnings thereon.
                   ----
               (d)      Employer  supplemental  contributions  and  the  earnings thereon.
                   ----
               (e)      Employee after-tax contributions and the earnings thereon.
                   ----
               (f)      Employee  pre-tax  elective  deferrals  and the  earnings thereon.
                   ----
               (g)      Employee rollover contributions and the earnings thereon.
                   ----
               (h)      Employer qualified  nonelective  contributions and the earnings thereon.
                   ----
               (i)      Any amounts to the extent  invested in the Employer  stock fund.
                   ----


XIII. ADDITIONAL INFORMATION

      If additional space is needed to select or describe an elective feature of the Plan, the Employer should attach additional pages and use the following format:

      The following is hereby made a part of Section ___ of the Adoption Agreement and is thus incorporated into and made a part of the Revere Federal Savings & Loan Association Employees' Saving & Profit Sharing Plan and Trust.

      Signature of Employer's Authorized Representative ________________________

      Signature of Trustee______________________________

      Supplementary Page ____ of [total number of pages].

XIV.  PLAN ADMINISTRATOR

      The Named Plan Administrator under the Plan shall be the (choose 1, 2, 3 or 4):

      Note: Pentegra Services, Inc. may not be appointed Plan Administrator.

      1.  X     Employer
         ----
      2.        Employer's Board of Directors
         ----
      3.        Plan's Administrative Committee
         ----
      4.        Other (if chosen, then provide the following information)
         ----
                Name:    _______________________________________________________

                Address: _______________________________________________________

                Tel No:  _______________________________________________________

                Contact: _______________________________________________________


      NOTE: IF NO NAMED PLAN ADMINISTRATOR IS DESIGNATED ABOVE, THE EMPLOYER SHALL BE DEEMED THE NAMED PLAN ADMINISTRATOR.

XV.   TRUSTEE

      The Employer hereby appoints The Bank of New York to serve as Trustee for all Investment Funds under the Plan except the Employer Stock Fund.

      The Employer hereby appoints the following person or entity to serve as Trustee under the Plan for the Employer Stock Fund.*

      Name: THE BANK OF NEW YORK
            --------------------------------------------------------------------
      Address: 1 WALL ST, NEW YORK, N.Y 10286
               -----------------------------------------------------------------
      Telephone No:                        Contact: CHAD KANHAI
                    ------------------------        ----------------------------

                   -------------------------------------------------------------
                                       Signature of Trustee
                   (Required only if the Employer is serving as its own Trustee)

      * Subject to approval by The Bank of New York, if The Bank of New York is appointed as Trustee for the Employer Stock Fund.

      The Employer hereby appoints The Bank of New York to serve as Custodian under the Plan for the Employer Stock Fund in the event The Bank of New York does not serve as Trustee for such Fund.

                         EXECUTION OF ADOPTION AGREEMENT

By execution of this Adoption Agreement by a duly authorized representative of the Employer, the Employer acknowledges that it has established or, as the case may be, amended a tax-qualified retirement plan into the Revere Federal Savings & Loan Association Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The Employer hereby represents and agrees that it will assume full fiduciary responsibility for the operation of the Plan and for complying with all duties and requirements imposed under applicable law, including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. In addition, the Employer represents and agrees that it will accept full responsibility of complying with any applicable requirements of federal or state securities law as such laws may apply to the Plan and to any investments thereunder. The Employer further acknowledges that any opinion letter issued with respect to the Adoption Agreement and the Agreement by the Internal Revenue Service ("IRS") to Pentegra Services, Inc., as sponsor of the Employees' Savings & Profit Sharing Plan, does not constitute a ruling or a determination with respect to the tax-qualified status of the Plan and that the appropriate application must be submitted to the IRS in order to obtain such a ruling or determination with respect to the Plan.

THE  FAILURE  TO  PROPERLY  COMPLETE  THE  ADOPTION   AGREEMENT  MAY  RESULT  IN
DISQUALIFICATION OF THE PLAN AND TRUST EVIDENCED THEREBY.

The Sponsor will inform the Employer of any amendments to the Plan or Trust Agreement or of the discontinuance or abandonment of the Plan or Trust.

Any inquiries regarding the adoption of the Plan should be directed to the Sponsor as follows:

                             Pentegra Services, Inc.
                             108 Corporate Park Drive
                             White Plains, New York  10604
                             (914) 694-1300


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its duly authorized officer this 21 day of October, 1998.
                                             --        -------    --


                                       Revere Federal Savings & Loan Association


                                       By:   /s/ JAMES J.MCCARTHY
                                             ----------------------------
                                       Name:     JAMES J. MCCARTHY
                                             ----------------------------

                                       Title:      President/CEO
                                             ----------------------------
6/19/98